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                                                                   EXHIBIT 10.16


                          SECOND AMENDED AND RESTATED
                        TOTAL RENAL CARE HOLDINGS, INC.
                         1994 EQUITY COMPENSATION PLAN

          SECTION 1.  Purpose.  The purposes of this Total Renal Care Holdings,
                      -------
Inc. 1994 Equity Compensation Plan (the "Plan") are to promote the interests of Total Renal Care Holdings, Inc. (together with any successor thereto, the "Company") and its stockholders by (i) attracting and retaining key employees, directors, consultants and advisers of the Company and its Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

          SECTION 2.  Definitions.  As used in the Plan, the following terms
                      -----------
shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, controls or is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option or Purchased Shares Award.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant, unless otherwise determined by the Committee.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean "Cause" as defined in the applicable employment agreement between the Participant and the Company, or if there is no such agreement at the relevant time or such agreement does not define such term, then
(i) a Participant's willful and continued failure substantially to perform his duties with, or services for, the Company or its Affiliates (other than as a result of death or Disability), (ii) a Participant's dishonesty in the performance of his duties with, or services for, the Company or its Affiliates,
(iii) an act or acts on a Participant's part constituting a felony under the laws of the United States or any state thereof, (iv) any other act or omission by a Participant which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates, or (v) the occurrence of a Non-Compete Trigger or Confidentiality Trigger.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by any applicable law and, during any period in which the Company has become
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subject to the provisions of Section 16, Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3 or (ii) if the Board has not so designated a committee, the Board.

          "Confidentiality Trigger" shall mean a Participant's disclosure or use for his own benefit or purposes or for the benefit or purposes of any person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its Subsidiaries or Affiliates (whether during or after the termination of his employment, consulting or advisory relationship with the Company), of any trade secrets, information, data, or other confidential information relating to customers, development, programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, financing methods, plans, or the business and affairs of the Company generally, or of any Subsidiary or Affiliate of the Company; provided that the foregoing shall not apply to
                          --------
information which is not unique to the Company or which is generally known to the industry or the public other than as a result of the Participant's breach of this covenant or to disclosure that is required by any applicable law, rule or regulation (including compliance with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which the Participant is subject).

          "Disability" shall mean "Disability" as defined in the applicable employment agreement between the Participant and the Company, or if there is no such agreement at the relevant time or such agreement does not define such term, then the physical or mental incapacity resulting in the Participant being unable for a period of six (6) consecutive months or for an aggregate of six (6) months in any twenty-four (24) consecutive month period to perform his duties with, or services for, the Company, as determined in good faith by the Committee, which determination shall be final and conclusive for all purposes of this Plan.

          "Effective Date" shall mean the effective date of the Plan as determined pursuant to Section 9.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, (A) with respect to any property other than the Shares or any Option, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, except as otherwise provided in the applicable employment agreement between the Participant and the Company, as of any date:

               (i) if there is a public market for the Shares as of such date
(x) the last reported sales price of the Shares on the principal national securities exchange on which the Shares are listed or admitted to trading on the date immediately preceding such date or, if no such reported sale takes place on such day, the average of the closing bid and asked prices

                                       2
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thereon, as reported in The Wall Street Journal, or (y) if the Shares are not
                        -----------------------
then listed or admitted to trading on a national securities exchange, the last reported sales price on the NASDAQ National Market System on the date immediately preceding such date or, if no such reported sale takes place on such day, the average of the closing bid and asked prices thereon, as reported in The
                                                                             ---
Wall Street Journal, or (z) if the Shares are not then quoted on such National
-------------------
Market System or listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices, as reported by The
                                                                          ---
Wall Street Journal for the over-the-counter market on the date immediately
-------------------
preceding such date; or

               (ii) if there is no public market for the Shares as of such date, then (x) $1.00 per Share if Fair Market Value is being determined as of a date within one (1) year of the Effective Date or (y) the per share value as determined by an accounting firm, investment banking firm or appraisal firm of national standin g selected by the Committee; provided that if such value has
                                              --------
previously been determined for the Company by an accounting firm, investment banking firm or appraisal firm of national standing with respect to a date not more than twelve months prior to such date, at the Committee's option, the Fair Market Value will equal the value as so determined.

          "Fair Market Value Per Option" shall mean with respect to any Option, the excess, if any, of the aggregate Fair Market Value of the Shares represented by the unexercised and uncancelled portion of such Option over the aggregate purchase price of such Shares pursuant to such Option.

          "Initial Grant Options" shall mean those Options granted as of the Effective Date pursuant to Section 6(a).

          "Initial Public Offering" shall mean the initial sale of Shares pursuant to an effective registration statement under the Securities Act of 1933 (other than a registration statement on Form S-8 or any successor form), if, as a result of such sale, the Company receives net proceeds of at least $15,000,000.

          "Initial Purchased Shares" shall mean the Purchased Shares made available for purchase pursuant to Purchased Shares Awards granted as of the Effective Date pursuant to Section 6(b).

          "Non-Compete Trigger" shall mean the occurrence during the Participant's employment with or retention by the Company or during the period from the date the Participant ceases employment with, or providing consulting or advisory services to, the Company, as the case may be, through the first anniversary of that date, of (i) the Participant's engagement in or becoming an employee, director, or principal or shareholder of, consultant to or equity participant in, any Person that engages in, activities that are in competition with the Company within the United States of America or such other geographic area as is specified in the applicable Award

                                       3
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Agreement; provided that such activities will be limited to those businesses of
           --------
the Company in which the Company was engaged during the term of such Participant's employment or provision of consulting or advisory services to the Company; provided further that the Participant may make passive investments of
         -------- -------
not more than one percent of the outstanding shares of, or any other equity interest in, any company or entity listed or traded on a national securities exchange or in an over-the-counter securities market or (ii) (x) the Participant's direct or indirect inducement of any employee of the Company or any of its Subsidiaries, any Medical Director who is an independent contractor for the Company or its Subsidiaries or any physician referring patients to the Company or its Subsidiaries to (A) engage in any activity that would result in the occurrence of a Non-Compete Trigger if engaged in by the Participant or (B) terminate his or her employment, contractual relationship or referring relationship, respectively, with the Company or any of its Subsidiaries or (y) the Participant's direct or indirect employment of, or offer of employment or other similar arrangement with, any person who is or was during the period of the Participant's employment or consulting or advisory relationship with the Company, or was beforehand, employed by the Company or its Subsidiaries, a Medical Director of a dialysis facility owned or operated by the Company or its Subsidiaries or a referring physician for any dialysis center owned or operated by the Company or its Subsidiaries.

          "Note" shall have the meaning set forth in Section 6(b)(i) hereof.

          "Option" shall mean any Option (including any Initial Grant Option) granted pursuant to Section 6(a).

          "Participant" shall mean any employee or director of, or consultant or adviser to, the Company granted an Award under the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Pledge" shall have the meaning set forth in Section 6(c)(vi) hereof.

          "Prime Rate" shall mean the rate of interest publicly announced by The Bank of New York from time to time as its prime rate.

          "Purchased Shares" shall mean the shares made available for purchase pursuant to Section 6(b) (including the Initial Purchased Shares).

          "Purchased Shares Award" shall have the meaning set forth in Section 6(b) hereof.

          "Purchased Shares Loan" shall have the meaning set forth in Section 6(b)(i) hereof.

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          "Replaced Award" shall have the meaning set forth in Section 6(a)(iv)
hereof.

          "Repurchase Notice" shall have the meaning set forth in Section 6(a)(iii) hereof.

          "Repurchase Right" shall have the meaning set forth in Section 6(a)(iii) hereof.

          "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Section 16" shall mean Section 16 of the Exchange Act, or any successor provision thereto as in effect from time to time.

          "Shareholders Agreement" shall mean an agreement substantially in the form of Exhibit A to the Subscription Agreement dated as of May 26, 1994 among DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., NME Properties Corp., the Company and National Medical Enterprises, Inc.

          "Shares" shall mean shares of Class A Common Stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under
Section 4(b) of the Plan.

          "Subsidiary" shall mean any entity (including, without limitation, any partnership) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including, in the case of a partnership, a general partner) are at the time directly or indirectly owned by the Company.

          SECTION 3.  Administration.  The Plan shall be administered by the
                      --------------
Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible director or employee of, or consultant or advisor to, the Company;
(iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

          SECTION 4.  Shares Available for Awards.
                      ---------------------------

          (a) Shares Available.  Subject to adjustment as provided in Section
                       ----------------
4(b):

               (i) Calculation of Number of Shares Available.  The number of
                   -----------------------------------------
Shares with respect to which Awards may be granted under the Plan shall be 5,084,447. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted.

               (ii) Accounting for Awards.  For purposes of this
                    ---------------------
Section 4, the number of Shares covered by any Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares with respect to which Awards may be granted under the Plan, provided, that Awards that operate in tandem with (whether granted
      --------
simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares delivered by the Company, any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired company, shall not, except in the case of Shares with respect to which Awards are granted to employees of the Company who are officers or directors of the Company for purposes of Section 16 or any successor section thereto during any period in which the Company is subject to Section 16, be counted against the Shares available for Awards under the Plan.

               (iii) Sources of Shares Deliverable Under Awards.  Any Shares
                     ------------------------------------------
delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

          (b)  Adjustments.  In the event that the Committee determines that
               -----------
any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,
(ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided that the number of Shares subject to any
                         --------
Award denominated in Shares shall always be a whole number.

          SECTION 5.  Eligibility.  Any employee or director of, or consultant
                      -----------
or adviser to, the Company or any Affiliate who is not a member of the Committee, including any officer or employee-director of the Company or any Affiliate, shall be eligible to be designated a Participant.

          SECTION 6.  Awards.
                      ------

          (a) Options.  The Committee is hereby authorized to grant to any
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Participant an option to purchase Shares (an "Option") which shall contain the following terms and conditions and such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine; provided that such Options are not intended to constitute Incentive
           --------
Stock Options within the meaning of Section 422 of the Code:

               (i) Exercise Price.  The purchase price per Share purchasable
                   --------------
under an Option shall be such amount as shall be determined by the Committee in its sole discretion, provided that the purchase price per Share for any Initial Grant Options shall be $1.00 per Share.

               (ii) Time and Method of Exercise.  The Committee shall
                    ---------------------------
determine the time or times during which any Option may be exercised, in whole or in part, and the conditions, if any, upon which any Option shall vest and become exercisable on an accelerated basis or be canceled without consideration.

               (iii) Restrictions.  Except as otherwise provided in any
                     ------------
applicable Award Agreement, any Shares acquired by a Participant upon the exercise of an Option shall, if so requested by the Committee in its sole discretion, be held by the Participant subject to the terms and conditions of the Shareholders Agreement, by which such Participant shall agree to be bound. In addition, except as otherwise provided in any applicable Award Agreement, upon termination of a Participant's employment, consulting or advising relationship with the Company, or upon the occurrence of a Non-Compete Trigger or a Confidentiality Trigger (whether during or after the termination of such relationship), any portion of an Option which is not canceled by reason of such termination and each Share acquired upon exercise of an Option shall be subject to repurchase by the Company (the "Repurchase Right") at (A) Fair Market Value Per Option or Fair Market Value Per Share, as the case may be, in the event of such Participant's death, voluntary termination of his employment, consulting or advisory relationship with the Company, or termination of such relationship due to Disability or by the Company without Cause, as the case may be; provided than
                                                                   --------
such Repurchase Right shall not arise solely by reason of a voluntary termination of such relationship with the Company or termination by reason of the Participant's death or Disability, if such event occurs after an Initial Public Offering and (B) 80% of Fair Market Value Per Option or Fair Market Value per Share, as the case may be, in the event of the termination of such Participant's relationship with the Company by the Company with Cause or upon the occurrence of a Non-Compete Trigger or Confidentiality Trigger. The Company may exercise its Repurchase Right by giving written notice (a "Repurchase Notice") to the Participant by no later than the 30th day following the date on which such Repurchase Right arises. The closing for the exercise of the Repurchase Right shall occur as promptly as practicable (but no later than 120 days) after delivery of the Repurchase Notice. On or prior to the closing of the exercise of the Repurchase Right, the Participant shall deliver to a representative of the Company certificates representing all the Shares subject to the Repurchase Right, duly endorsed, together with all documents required to be executed in connection with the sale of such Shares (it being understood that in no event will the Participant be obligated to make any representations and warranties, or to provide indemnities, with respect to any matters other than title to the Shares subject to the Repurchase Right held by the Participant and the authority to sell such Shares).

               (iv)  Substitute Awards.  In the event an Option is granted
                     -----------------
hereunder in substitution for an option or other award granted under this Plan or any other plan or arrangement (a "Replaced Award"), the grant of the Option hereunder may be conditioned and contingent upon the Participant's execution of a written acknowledgement that such Option is in satisfaction in full of all obligations and liabilities of the Company, its Subsidiaries and Affiliates with respect to the Replaced Award.

          (b) Purchased Shares.  The Committee is hereby authorized to grant to
              ----------------
any Participant the right to purchase Shares from the Company (the "Purchased Shares") at a purchase price to be determined in the sole discretion of the Committee (a "Purchased Shares

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

Award"); provided that the purchase price with respect to the Initial Purchased
         --------
Shares shall be equal to $1.00 per Share. The Purchased Shares shall be subject to such conditions or restrictions as may be determined by the Committee as evidenced in the applicable Award Agreement. Without limiting the generality of the foregoing, except as otherwise provided in any applicable Award Agreement, the Purchased Shares shall, if so requested by the Committee in its sole discretion, be held by the Participant subject to the terms and conditions of the Shareholders Agreement, by which such Participant shall agree to be bound, and each Purchased Share shall be subject to the Company's Repurchase Right at
(A) Fair Market Value Per Share in the event of such Participant's death, voluntary termination of his employment, consulting or advisory relationship with the Company, or termination of such relationship due to Disability or by the Company without Cause, as the case may be; provided that such Repurchase
                                               --------
Right shall not arise solely by reason of a voluntary termination of such relationship with the Company or termination by reason of the Participant's death or Disability, if such event occurs after an Initial Public Offering, and
(B) 80% of Fair Market Value Per Share in the event of the termination of such Participant's relationship with the Company by the Company with Cause or upon the occurrence of a Non-Compete Trigger or Confidentiality Trigger (whether during or after the termination of such relationship). The Company may exercise its Repurchase Right by giving a Repurchase Notice to the Participant by no later than the 30th day following the date on which such Repurchase Right arises. The closing for the exercise of the Repurchase Right shall occur as promptly as practicable (but no later than 120 days) after delivery of the Repurchase Notice. On or prior to the closing of the exercise of the Repurchase Right, the Participant shall deliver to a representative of the Company certificates representing all the Shares subject to the Repurchase Right, duly endorsed, together with all documents required to be executed in connection with the sale of such Shares (it being understood that in no event will the Participant be obligated to make any representations and warranties, or to provide indemnities, with respect to any matters other than title to the Shares subject to the Repurchase Right held by the Participant and the authority to sell such Shares).

               (i) Purchased Shares Loan.  In order to assist Participants in
                   ---------------------
financing the purchase of Shares pursuant to any Purchased Shares Award, with respect to any Purchased Shares Award the Participant will be eligible to receive a loan from the Company (the "Purchased Shares Loan") with a principal amount equal to up to 100% of the aggregate purchase price of the Shares subject to the Purchased Shares Award, as determined by the Committee. The Purchased Shares Loan will be evidenced by a full recourse promissory note substantially in the form of Exhibit I hereto (the "Note") and will be secured by a pledge by the Participant in favor of the Company of all Shares purchased by the Participant pursuant to any Purchased Shares Award or otherwise acquired by the Participant upon the exercise of any Option.

          (c)  General.
               -------

               (i) Awards May Be Granted Separately or Together.  Awards may,
                   --------------------------------------------
in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate or under any plan of an acquired company. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at different times from the grant of such other Awards or awards.

               (ii) Form of Payment by Company Under Awards.  Subject to the
                    ---------------------------------------
terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

               (iii) Limits on Transfer of Awards.
                     ----------------------------

                     (A) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal representative.

                     (B) No Award and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of community property or of descent and distribution (or, in the case of Purchased Shares, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

               (iv)  Term of Awards.  The term of each Award shall be for such
                     --------------
period as may be determined by the Committee; provided, that the term of the
                                              --------
Initial Grant Options shall be 10 years from the date of grant, subject to earlier cancellation as provided in the applicable Award Agreement.

               (v)   Rule 16b-3 Six-Month Limitations.  During any period in
                     --------------------------------
which the Company is subject to the provisions of Section 16, to the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan at least six months must elapse from the date of acquisition of such derivative security to the date of disposition (other than upon exercise or conversion) of the derivative security or its underlying equity security, except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

               (vi)  Share Certificates.  All certificates for Shares or other
                     ------------------
securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall register in the name of the Participant the number of Shares received by the Participant upon the exercise of any Option or acquired upon the purchase of Shares pursuant to any Purchased Shares Award; provided that the
                                                           --------
Company may retain possession of the certificates relating to all such Shares, which Shares shall be pledged (the "Pledge") by the Participant to the Company as security for any Purchased Shares Loan provided to the Participant pursuant to Section 6(b) on the terms and conditions set forth in the Note.

               (vii) Consideration for Grants.  Awards may be granted for
                     ------------------------
no cash consideration or for such minimal cash consideration as may be required by applicable law.

               (viii) Delivery of Shares or Other Securities and Payment by
                      -----------------------------------------------------
Participant of Consideration.  No Shares or other securities shall be delivered
----------------------------
pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of
         --------
all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          SECTION 7.  Amendment and Termination.  Except to the extent
                      -------------------------
prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan.  The Board may amend, alter, suspend,
              ----------------------
discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided
                                                                       --------
that any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective except to the extent the Committee shall have obtained the consent of such Participant, holder or beneficiary pursuant to Section 7(b); and provided
                                                                      --------
further, that notwithstanding any other provision of the Plan or any Award
-------
Agreement, in the event the Company is at such time subject to the requirements of Section 16, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

               (i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 of the Plan; or

               (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act during any period in which the Company is subject to Section 16.

          (b)  Amendments to Awards.  The Committee may waive any conditions or
               --------------------
rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided that any such amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award, shall not to that extent be effective without the consent of the Participant or such other holder or beneficiary.

          (c)  Adjustments of Awards Upon Certain Acquisitions.  In the event
               -----------------------------------------------
the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards as so adjusted.

          (d)  Adjustment of Awards Upon the Occurrence of Certain Unusual or
               --------------------------------------------------------------
Nonrecurring Events.  Notwithstanding any other provision in the Plan or any
-------------------
Award granted hereunder, the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (e)  Correction of Defects, Omissions and Inconsistencies.  The
               ----------------------------------------------------
Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect. In the event of a conflict between any term or provision contained in an Award or an Award Agreement and a term or provision contained in the Plan, the applicable terms and conditions of the Plan shall govern and prevail.

          SECTION 8. General Provisions.
                     ------------------

          (a)  No Rights to Awards.  No Participant or other Person shall have
               -------------------
any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

          (b)  Delegation.  Subject to the terms of the Plan and applicable law,
               ----------
the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16, or any successor section thereto, or who are otherwise not subject to such Section.

          (c)  Withholding.  The Company or any Affiliate is hereby authorized
               -----------
to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (d)  No Limit on Other Compensation Arrangements.  Nothing contained
               -------------------------------------------
in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (e)  No Right to Employment, Etc.  The grant of an Award shall not be
               ---------------------------
construed as giving a Participant the right to be retained in the employ of, or to provide continued consulting or advisory services to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, consulting or advisory relationship with the Company, as the case may be, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (f)  Governing Law.  The validity, construction, and effect of the
               -------------
Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of California. Except as otherwise provided in the applicable Award Agreement, any and all controversies, claims and matters of difference arising out of or in respect of Awards that are granted under the Plan shall be subject to final and binding arbitration in Los Angeles, California, according to the rules and practices of the American Arbitration Association, including the selection of an arbitrator from its Employment panel pursuant to the rules then in effect.

          (g)  Severability.  If any provision of the Plan or any Award is or
               ------------
becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (h)  Other Laws.  The Committee may refuse to issue or transfer any
               ----------
Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

          (i)  No Trust or Fund Created.  Neither the Plan nor any Award shall
               ------------------------
create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (j)  No Fractional Shares.  No fractional Shares shall be issued or
               --------------------
delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (k)  Headings.  Headings are given to the Sections and subsections of
               --------
the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 9.  Effective Date of the Plan.  The Plan shall be effective
                      --------------------------
as of the date of its approval by the Board.

          SECTION 10.  Term of the Plan.  No Award shall be granted under the
                       ----------------
Plan after December 17, 1999. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

                                       15